AMENDMENT NO. 23
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective January 1, 2002

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY
("CEDING COMPANY")

and

ACE TEMPEST LIFE REINSURANCE LTD.
("REINSURER")

Effective April 28, 2014, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and record fund name changes that were effective April 29, 2013, September 16, 2013, and April 28, 2014. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement*, amendment #22, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company	ACE Tempest Life Reinsurance Ltd.
By [signature]	By [signature]
Name Russell E. Peck	Name Alberto Artmezgoine
Title Vice President	Title SVP : Chief Actuary
Date 4/28/2014.	Date 4/28/2014

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

	Comment	Product Availability
alanced Allocation Fund	New 4/30/2012	All
lobal Small Capitalization Fund	New 5/3/2010	All
rowth Allocation Fund	New 4/30/2012	All
ew World Fund	New 5/3/2010	All
ternational Fund	New 5/3/2010	All
rowth-Income Fund	New 5/3/2010	All
lue Chip Income and Growth Fund	New 5/3/2010	All
lobal Bond Fund	New 5/3/2010	All
odity Securities Strategy Fund	• New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund.	All
Allocation Fund	New 10/11/2010	All
Infrastructure and MLP Fund	• New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund.	All
Global Balanced Fund	• Subadvisor changed from Janus on 2/18/04. • Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007.	All
Global Diversified Research Fund	• Formerly JNL/Janus Global Equities Fund. • Name changed from JNL/Select Global Growth Fund effective 12/3/2007.	All
ity Fund	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
Equity Fund		All

	Comment	Product Availability
	• New 3/31/2008; • Name changed from JNL/PAM Asia ex-Japan Fund effective 4/30/2012	All
	• New 3/31/2008; • Name changed from JNL/PAM China-India Fund effective 4/30/2012	All
	New 1/16/2007	All
	• New 1/16/2007 • Effective 9/16/2013, JNL/M&G Global Leaders Fund merged into this fund.	All
	New 12/12/2011	All
	New 5/1/2006	All
Fund	• New 12/3/2007 • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010	All
	New 1/16/2007	All
	New 5/2/05	All
	• Formerly JNL/Salomon Brothers Global Bond Fund. • Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.	All
	New 10/6/2008	All
	New 5/2/05	All
	• New 1/16/2007. • Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short.	All
	New 4/6/2009	All
	New 4/6/2009	All
	New 4/6/2009	All
	New 4/6/2009	All
	• Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund.	All

Subacco

Fund Name
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds New World Fund
JNL/American Funds International Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/Black Rock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/DFA US Core Equity Fund
JNL/Eagle Small Cap Equity Fund

Fund Name	Comment
JNL/Eastspring Investments Asia ex-Japan Fund	• New 3/31/2008; • Name changed from J 4/30/2012
JNL/Eastspring Investments China-India Fund	• New 3/31/2008; • Name changed from J 4/30/2012
JNL/Franklin Templeton Founding Strategy	New 1/16/2007
JNL/Franklin Templeton Global Growth	• New 1/16/2007 • Effective 9/16/2013, J into this fund.
JNL/Franklin Templeton Global Multi-sector Bond Fund	New 12/12/2011
JNL/Franklin Templeton Income Fund	New 5/1/2006
JNL/Franklin Templeton International Small Cap Growth Fund	• New 12/3/2007 • Name changed from J Small Cap Fund effec
JNL/Franklin Templeton Mutual Shares	New 1/16/2007
JNL/Franklin Templeton Small Cap Value Fund	New 5/2/05
JNL/ Goldman Sachs Core Plus Bond Fund	• Formerly JNL/Salome • Name changed from J Fund effective 5/1/20 Fund effective 1/16/2 Strategic Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008
JNL/Goldman Sachs Mid Cap Value Fund	New 5/2/05
JNL/Goldman Sachs U.S. Equity Flex	• New 1/16/2007. • Effective 10/11/2010, Long/Short.
JNL Institutional Alt 20 Fund	New 4/6/2009
JNL Institutional Alt 35 Fund	New 4/6/2009
JNL Institutional Alt 50 Fund	New 4/6/2009
JNL Institutional Alt 65 Fund	New 4/6/2009
JNL/Invesco International Growth Fund	• Named changed from effective 5/2/05 and f effective 12/3/2007. • Effective 10/11/2010, International Growth

Fund Name	Comment	Product Availability
JNL/Invesco Large Cap Growth Fund	• 2/18/2004 merged with JNL/AIM Premier Equity II Fund . • Name changed from JNL/AIM Large Cap Growth Fund effective 10/11/2010.	All
JNL/Invesco Global Real Estate Fund	• New 5/2/05, • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund .	All
JNL/Invesco Small Cap Growth Fund	Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010.	All
JNL/ Ivy Asset Strategy	New 9/28/2009	All but Fifth Third
JNL/JPMorgan International Value Fund		All
JNL/JPMorgan Mid Cap Growth Fund	• Subadvisor changed from Janus on 2/18/04. • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007.	All
JNL/JPMorgan U.S. Government & Quality Bond Fund	Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.	All
JNL/Lazard Emerging Markets Fund	New 5/1/2006	All
JNL/Invesco Mid Cap Value Fund	• Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund.	All
JNL/M&G Global Basics Fund	• New 10/6/2008 • Effective 4/28/2014 merged into JNL/Oppenheimer Global Growth Fund.	All
JNL/M&G Global Leaders Fund	• New 10/6/2008 • Effective 9/16/2013, merged into JNL/Franklin Templeton Global Growth.	All
JNL/ Mellon Capital 10 x 10 Fund	New 4/30/2007	All
JNL/ Mellon Capital 25 Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/Mellon Capital Bond Index Fund		All

Fund Name	Comment	Product Availability
JNL/ Mellon Capital Communications Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/ Mellon Capital Consumer Brands Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	New 4/30/2012	All
JNL/Mellon Capital Emerging Markets Index Fund	New 12/12/2011	All
JNL/ Mellon Capital Oil & Gas Sector Fund	• Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Management Energy Sector Fund on 5/2/05	All
JNL/Mellon Capital European 30 Fund	New 10/6/2008	All
JNL/ Mellon Capital Financial Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/ Mellon Capital Global 15 Fund		All
JNL/Mellon Capital International Index Fund		All
JNL/Mellon Capital Index 5 Fund	New 4/30/2007	All
JNL/ Mellon Capital JNL 5 Fund	Effective 10/4/04	All
JNL/Mellon Capital JNL Optimized 5 Fund	New 5/1/2006	All
JNL/ Mellon Capital Healthcare Sector Fund	• Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05	All
JNL/ Mellon Capital NYSE® International 25 Fund	New 4/30/2007	All
JNL/Mellon Capital Pacific Rim 30 Fund	New 10/6/2008	All
JNL/ Mellon Capital S&P ® SMid 60 Fund	New 4/30/2007	All
JNL/Mellon Capital S&P ® 24 Fund	• New 5/1/2006 • Effective 9/16/2013, JNL/ Mellon Capital S&P® 10 Fund merged into this fund..	All
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03	All

Fund Name	Comment	Product Availability
JNL/Mellon Capital S&P 500 Index Fund	• Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund.; • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund..	All
JNL/ Mellon Capital Select Small-Cap Fund	• Subadvisor changed from Curian effective 2/18/04 • Effective 9/16/2013, merged into JNL/Mellon Capital Small Cap Index Fund.	All
JNL/Mellon Capital Small Cap Index Fund	• Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund..	All
JNL/ Mellon Capital Technology Sector Fund	Subadvisor changed from Curian effective 2/18/04	All
JNL/Mellon Capital Dow SM Dividend Fund	• New 1/17/2006 • Effective 9/16/2013, merged into JNL/S&P Dividend Income & Growth Fund.	All
JNL/ Mellon Capital Dow sm 10 Fund	Name changed from JNL/Mellon Capital Management The Dow 10 effective 1/17/2006	All
JNL/ Mellon Capital S&P® 10 Fund	• Name changed from JNL/Mellon Capital Management The S&P 10 effective 1/17/2006 • Effective 9/16/2013, merged into JNL/Mellon Capital S&P ® 24 Fund.	All
JNL/ Mellon Capital VIP Fund	• Effective 10/4/2004 • Effective 9/16/2013, merged into JNL/Mellon Capital S&P 500 Index Fund.	All
JNL/Mellon Capital Nasdaq® 25 Fund	• Effective 10/4/2004. • Name changed from JNL/Mellon Capital Management Nasdaq® 15 Fund effective 12/3/2007	All
JNL/Mellon Capital Value Line® 30 Fund	• Effective 10/4/2004. • Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007	All
JNL/Mellon Capital Global Alpha Fund	New 9/28/2009	All but Fifth Third

Fund Name	Comment	Product Availability
JNL/Morgan Stanley Mid Cap Growth Fund	New 4/30/2012	All
JNL/Neuberger Berman Strategic Income Fund	New 4/30/2012	All
JNL/Oppenheimer Global Growth Fund	Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund.	All
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PIMCO Total Return Bond Fund		All
JNL/PPM America Floating Rate Income Fund	New 5/2/2011	All
JNL/PPM America High Yield Bond Fund	• Effective 10/4/04. • JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04. • Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.	All
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	New 12/3/2007	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All
JNL Disciplined Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Growth effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011	All but Fifth Third
JNL/S&P Dividend Income & Growth Fund	• New 12/3/2007 • Effective 9/16/2013, JNL/ Mellon Capital Dow ^{SM} Dividend Fund merged into this fund.	All
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All

Fund Name	Comment	Product Availability
JNL/S&P Managed Aggressive Growth Fund	• Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. • On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core Index 50 Fund, and JNL/S&P Core Index 75 Fund	All
JNL/S&P Managed Conservative Fund	Effective 10/4/04	All
JNL/S&P Managed Growth Fund	• Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. • On 10/4/04 merged with JNL/S&P Core Index 100 Fund. • Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund was merged into this fund.	All
JNL/S&P Managed Moderate Fund	• Effective 10/4/04 • Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All
JNL/S&P Managed Moderate Growth Fund	• Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I; • Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund.	All
JNL/S&P Mid 3	New 4/28/2014	All
JNL/S&P Total Yield Fund	New 12/3/2007	All
JNL/T. Rowe Price Established Growth Fund	• JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund		All
JNL/T.Rowe Price Short Term Bond Fund	• New 5/1/2006 • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/T. Rowe Price Value Fund		All
JNL/BlackRock Large Cap Select Growth Fund	• Formerly JNL/Janus Aggressive Growth Fund. Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/UBS Large Cap Select Growth Fund.	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All

Fund Name	Comment	Product Availability
JNL/WMC Money Market	Name changed from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL General Account		
Guaranteed Five Year Fixed		All but Focus
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All
Guaranteed Seven Year Fixed		All but Focus
Guaranteed Three Year Fixed		All
S&P 500 Composite Stock Price Index – 9 Year Period	Only available prior to 10/4/04	Perspective II and Fifth Third

Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds.